                              Exhibit 99

                      Form 4 Joint Filer Information

      Name:                        Thomas J. Fogarty

      Address:                        3270 Alpine Road
                                      Portola Valley, CA  94028

      Designated Filer:                Thomas J. Fogarty, Trustee of the
                                      Thomas Fogarty Separate Property Trust Dated
                                      2/6/87

      Issuer & Ticker Symbol:                FoxHollow Technologies, Inc. (FOXH)

      Date of Event Requiring
      Statement:                        November 2, 2004

      Signature:                        By: /s/ Thomas J. Fogarty